UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 2, 2005 (May 4, 2004)

                          ATLANTIC WINE AGENCIES, INC.
             (Exact name of registrant as specified in its charter)

                               Atlantic Wine Agencies Inc.
                                    64 Knightsbridge
       Florida                       London, UK SW1X              65-1102237
(State or other jurisdiction       (Address of Principal      (I.R.S. Employer
   of incorporation or              Executive Offices)       Identification No.)
     organization)

Registrant's telephone number, including area code: 011-44-797-9057-242

=======================================================================

      The Company is filing this Amendment No. 2 to its Form 8-K dated May 19, 2004, as previously filed with the SEC on that date, to include certain financial statements pursuant to Item 9.01 of the Form 8-K, commencing on Page F-1 immediately following the signatures.

Item 2.01. Change in Control

      On May 4, 2004 the Company acquired all of the issued and outstanding shares of New Heights 560 Holdings LLC, a Cayman Islands limited liability corporation ("New Heights"), in exchange for One Hundred Million shares of its restricted common stock which is equal to 99.9% of the total outstanding shares of the Company's common stock (this transaction shall be referred to as the "Merger"). As a result of the Merger, the Company now has two wholly owned subsidiaries, Mount Rozier Estates (Pty) Limited and Mount Rozier Properties
(Pty) Limited. Such companies own a world class vineyard in the Stellenbosch region of Western Cape, South Africa. The vineyard and surrounding properties consist of 105 hectares of arable land for viticultural as well as residential and commercial purposes. In the opinion of the management the site is a world class site in terms of location, soil composition and future development potential.

      Mount Rozier Estates (Pty) Limited and Mount Rozier Properties (Pty) Limited produces top end quality wines on a boutique vineyard basis.

      We intend to become a notable producer of quality wines from South Africa by further: (i) developing and expanding our wine cellars through better crop management; (ii) enhancing our strategic distribution channels with Atlantic Wine Agencies Limited; and (iii) brand development efforts.

      The launch of the wines under new patent branded labeling and marketing are expected to be launched internationally in the second half of 2004.

      Our wines will be initially issued in three tiers: Mount Rozier a top quality premium brand; Rozier Reef a mid price range wine; and Rozier Bay a mass market product.

Item 7.01 Regulation FD Disclosure

      On February 22, 2004 the Company formed Atlantic Wine Agencies Limited, a wholly owned subsidiary in the United Kingdom for the purposes of exclusive distribution rights of wines and products in the United Kingdom, the European Community and the United States of America in perpetuity.

      In addition to the Merger, Atlantic Wine Agencies Ltd. has also contracted the services of Mr. Christopher Burr a wine master internationally respected for his opinion and knowledge of wines and a former managing director of Christies Auction House in London, as well as hired a specialist wine maker, a professional viticulturalist and an experienced estate manager. Turner Townsend Plc has been retained as the construction supervision manager due to its international reputation for experience in project property development and agricultural management.

      Although not yet formalized, the Company is studying the feasibility of leisure and residential development on our vineyard properties as an additional revenue stream and asset enhancement project.

Exhibit 99.01 Share Exchange Agreement between New Heights 560 Holdings LLC and Atlantic Wine Agencies Inc., dated May 4, 2004 - Filed as an exhibit to Form 8-K which was filed with the Securities and Exchange Commission on May 19, 2004

Item 9.01 Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Wine Agencies Inc.

Date: August 9, 2005

/s/ Adam Mauerberger
------------------------
Mr. Adam Mauerberger, President

                          ATLANTIC WINE AGENCIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                AND SUBSIDIARIES

                          AUDITED FINANCIAL STATEMENTS

                                 APRIL 30, 2004

CONTENTS
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                   Page 1

Consolidated Balance Sheet                                                     2

Consolidated Statement of Operations                                           3

Consolidated Statement of Stockholders' Equity                                 4

Consolidated Statement of Cash Flows                                           5

Notes to Consolidated Financial Statements                                     6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748

             Report of Independent Registered Public Accounting Firm

Board of Directors
Atlantic Wine Agencies, Inc. and Subsidiaries
London, United Kingdom

We have audited the accompanying consolidated balance sheet of Atlantic Wine Agencies, Inc. and Subsidiaries as of April 30, 2004 and the related consolidated statements of operations, stockholders' equity and cash flows for the two months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 30, 2004 and the results of its operations and its cash flows for the two months then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company has incurred cumulative losses of $162,322 since inception, and there are existing uncertain conditions the Company faces relative to its ability to obtain capital and operate successfully. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                       Meyler & Company, LLC

Middletown, NJ
October 8, 2004

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

                           Consolidated Balance Sheet
                                 April 30, 2004

                                     Assets

Current Assets
   Cash                                                             $   113,086
   Accounts receivable                                                   15,851
   Inventory                                                            227,058
                                                                    -----------
          Total Current Assets                                          355,995

Property and equipment, net of accumulated depreciation
   of $1,311                                                          2,469,829

Other Assets
   Trademarks, net of accumulated amortization of $405                   48,128
                                                                    -----------

                                                                    $ 2,873,952

                 Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
   Accounts payable and accrued expenses                            $    16,445
   Loan from principal stockholder                                      154,982
                                                                    -----------
                                                                        171,427
Stockholders' Equity
   Common stock authorized 150,000,000
     shares; $0.00001 par value; issued and
     outstanding 104,063,027 shares at
     April 30, 2004                                                       1,041
   Paid-in capital                                                    2,862,839
   Accumulated deficit                                                 (162,322)
   Accumulated other comprehensive income                                   967
                                                                    -----------
          Total Stockholders' Equity                                  2,702,525
                                                                    -----------

                                                                    $ 2,873,952

                 See accompanying notes to financial statements.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

                      Consolidated Statement of Operations

                                              Two Months           Inception
                                             Ended April 30,   December 15, 2003
                                                 2004          to April 30, 2004
                                              -----------         -----------

Net Sales                                     $    27,843         $    27,843

Costs and Expenses
   Cost of sales                                    7,314               7,314
   Selling, general and administrative             41,127              41,127
   Stock based compensation                       140,000
   Depreciation and amortization                    1,716               1,716
                                              -----------         -----------
          Total Costs and Expenses                 50,157             190,157
                                              -----------         -----------

Loss from operations                              (22,314)           (162,314)
                                              -----------         -----------

Other Expense
   Interest expense                                    (8)                 (8)
                                              -----------         -----------

Net Loss                                      $   (22,322)        $  (162,322)
                                              ===========         ===========

Net Loss Per Common
   Share (Basic and Diluted)                  $     (0.35)        $     (0.09)
                                              ===========         ===========


Weighted Average Common Shares Outstanding      1,718,763           1,718,763
                                              ===========         ===========

                 See accompanying notes to financial statements.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

                 Consolidated Statement of Stockholders' Equity
                                 April 30, 2004

                                               Common Stock              Accumulated
                                        ------------------------------     Paid in        Accumulated   Comprehensive
                                           Shares           Amount         Capital          Deficit         Income        Total
                                        -------------    -------------  -------------    -------------    --------    -------------
New Heights 560 Holdings, LLC
   capital contribution December
   15, 2003 - Note A                           50,000    $      50,000                                                $      50,000
Additional capital contribution
   March 2004                                                           $   2,673,880                                     2,673,880
                                        -------------    -------------  -------------    -------------    --------    -------------
Total New Heights 560 Holdings,
    LLC prior to reverse merger                50,000           50,000      2,673,880                                     2,723,880
Merger with Atlantic Wine Agencies,
   Inc.:
Cancellation of New Heights 560
   Holdings, LLC outstanding shares           (50,000)         (50,000)        50,000
Equity of Atlantic Wine Agencies,
   Inc. at March 31, 2004                      63,027                1         69,355          (69,356)
Capitalization of Atlantic Wine
   Agencies, Inc. accumulated deficit                                                                      (69,356)          69,356
Issuance of 100,000,000 shares to
   acquire New Heights 560 Holdings,
   LLC                                    100,000,000            1,000         (1,000)
Issuance of common stock to consul-
   tants @ $0.035 per share                 4,000,000               40        139,960         (140,000)                     140,000
Net loss for the two months ended
   April 30, 2004                                                                              (22,322)   $    967         (161,355)
                                        -------------    -------------  -------------    -------------    --------    -------------

                                          100,063,027    $       1,041  $   2,862,839    $    (162,322)   $    967    $   2,702,525
                                        =============    =============  =============    =============    ========    =============

                 See accompanying notes to financial statements.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

                      Consolidated Statement of Cash Flows

                                                        Two Months        Inception
                                                      Ended April 30,  December 15, 2003
                                                           2004         to April 30, 2004
                                                        -----------      -----------
Cash Flows From Operating Activities
   Net loss                                             $   (22,322)     $  (162,322)
   Adjustments to reconcile net loss to
     cash flows used in operating activities:
       Stock based compensation                             140,000
       Depreciation and amortization                          1,716            1,716
       Increase in accounts receivable                      (15,851)         (15,851)
       Increase in inventory                               (227,058)        (227,058)
       Increase in accrued expenses                          16,445           16,445
                                                        -----------      -----------

          Net Cash Flows Used in Operating Activities      (247,070)        (247,070)
                                                        -----------      -----------

Cash Flows From Investing Activities
   Cash paid for property and equipment                  (2,471,140)      (2,471,140)
   Cash paid for trademarks                                  48,532           48,532
                                                        -----------      -----------
          Net Cash Flows Used in Operating Activities    (2,519,672)      (2,519,672)
                                                        -----------      -----------

Cash Flows From Financing Activities
   Loan from principal stockholder                          154,982          154,982
   Capital contributions                                  2,723,879        2,723,879
                                                        -----------      -----------
          Cash Flows Provided by Financing Activities     2,878,861        2,878,861
                                                        -----------      -----------

Effect of Exchange Rate Changes on Cash                         967              967
                                                        -----------      -----------

Increase in cash                                            113,086          113,086

Cash, Beginning of Period
                                                        -----------      -----------

Cash, End of Period                                     $   113,086      $   113,086
                                                        ===========      ===========

Supplemental Cash Flow Information:
   Cash Paid for Interest                               $         8      $         8
                                                        ===========      ===========

                 See accompanying notes to financial statements.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

                   Notes to Consolidated Financial Statements
                                 April 30, 2004

NOTE A      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Nature of Business

      Atlantic Wine Agencies, Inc., formerly New England Acquisitions, Inc., (the Company), is a company in the development stage and was organized under the laws of the State of Florida. The Company acquired New Heights 560 Holdings, LLC, a Cayman Island Limited Liability Company, on May 4, 2004 which owns two subsidiaries in South Africa and has world class vineyard producing high quality wines to be marketed principally in Europe. New Heights had no operations prior to May 4, 2004.

Reverse Merger

      On May 4, 2004, the stockholders of New Heights 560 Holdings, LLC a Cayman Island Limited Liability Company, acquired 100,000,000 shares of Atlantic Wine Agencies, Inc. common stock in an exchange of shares, thereby obtaining control of the company. Subsequent to the acquisition, New Heights 560 Holdings, LLC controlled 99% of the outstanding common stock of the company. In this connection, New Heights 560 Holdings, LLC became a wholly owned subsidiary of Atlantic Wine Agencies, Inc. and its officers and directors replaced New Heights 560 Holdings', LLC officers and directors. Prior to the acquisition, Atlantic Wine Agencies, Inc. was a non-operating public shell corporation. Pursuant to Securities and Exchange Commission rules, the merger or acquisition of a private operating company into a non-operating public shell corporation with nominal net assets is considered a capital transaction. Accordingly, for accounting purposes, the acquisition has been treated as an acquisition of New Heights 560 Holdings, LLC by the Company and a recapitalization of Atlantic Wine Agencies, Inc. Since the merger is a recapitalization of Atlantic Wine Agencies, Inc. and not a business combination, pro-forma information is not presented.

      Going Concern

      As indicated in the accompanying financial statements, the Company has incurred cumulative net operating losses of $162,322 since inception and is considered a company in the development stage. Management's plans include the raising of capital through the equity markets to fund future operations and the generating of revenue through its business. Failure to raise adequate capital and generate adequate sales revenues could result in the Company having to curtail or cease operations. Additionally, even if the Company does raise sufficient capital to support its operating expenses and generate adequate revenues, there can be no assurances that the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

      Foreign Currency Translation

      The Company considers the South African Rand to be its functional currency. Assets and liabilities were translated into US dollars at the period-end exchange rates. Statement of operations amounts were translated using the average rate during the period. Gains and losses resulting from translating foreign

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

             Notes to Consolidated Financial Statements (Continued)
                                 April 30, 2004

NOTE A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Foreign Currency Translation (Continued)

      currency financial statements were accumulated in other comprehensive income, a separate component of stockholders' equity.

      Cash Equivalents

      For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Property and Equipment and Depreciation

      Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. Costs incurred in developing vineyards, including related interest costs, are capitalized until the vineyards become commercially productive. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations. The Company computes depreciation using the straight line method. Leasehold improvements are analyzed over the estimated useful lives of the improvements.

      Inventory

      Inventory is valued at the lower of cost or market based on the average cost method.

      Revenue Recognition

      Revenue from the sale of goods is recognized when the significant risks and rewards of ownership are transferred to the buyer.

      Consolidated Financial Statements

      The consolidated financial statements include the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

             Notes to Consolidated Financial Statements (Continued)
                                 April 30, 2004

NOTE A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Comprehensive Income (Loss)

      SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with a company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. Comprehensive income is accumulated in accumulated other comprehensive income (loss), a separate component of stockholders' equity (deficit.)

      Business Combinations and Goodwill

      In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

      In July 2001, the FASB issued SFAS NO. 142, "Goodwill and Other Intangible Assets", which the Company adopted during 2003. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

      In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

             Notes to Consolidated Financial Statements (Continued)
                                 April 30, 2004

NOTE A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Net Loss Per Common Share

      The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods.

      Stock-Based Compensation

      SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB 25.

      Income Taxes

      The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are net operating loss carry forwards. At April 30, 2004, these differences resulted in a deferred tax asset of approximately $3,500. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Since realization is not assured, the Company has recorded a valuation allowance for the entire deferred tax asset, and the accompanying financial statements do not reflect any net asset for deferred taxes at April 30, 2004.

      The Company's net operating loss carry forwards amounted to $162,322 which will expire through 2019.

NOTE B INVENTORY

      Inventory at April 30,2004 consists of:

      Work in process                                                   $152,270
      Bottled wine                                                        74,788
                                                                        --------

                                                                        $227,058

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

             Notes to Consolidated Financial Statements (Continued)
                                 April 30, 2004

NOTE C PROPERTY AND EQUIPMENT

      Property and equipment at April 30, 2004 consists of:

                                                                Useful Life
                                                               --------------
            Land and buildings                  $2,129,392           45 years
            Vineyards                              302,161           40 years
            Furniture, fixtures and equipment       39,587      3 to 10 years
                                                               --------------
                                                                     2,471,140

            Less: accumulated depreciation           1,311
                                               -----------
                                                $2,469,829

NOTE D LOAN FROM PRINCIPAL STOCKHOLDER

      At April 30, 2004, the principal stockholder advanced the company, $154,982 for working capital. The loan is non- interest bearing and has no stated maturity date.

NOTE E STOCKHOLDERS' EQUITY

      On February 14, 2004, the Company entered into a consulting agreement with Benjamin Mauerberger, whose brother Adam Mauerberger is deemed to be a related party, to locate a merger partner and consult on all aspects of the merger, to advise the Company on hiring of senior management personnel and to develop growth initiatives for the Company. Compensation for this agreement was the issuance of 4,000,000 shares of the company's common stock valued at $0.035 per share. On May 27, 2004, the Company filed a registration statement with the Securities and Exchange Commission to register these shares on Form S-8.

NOTE F EMPLOYMENT CONTRACTS

      In March 2004, the Company entered into employment contracts with key employees for a one year term which can be automatically renewed on their anniversary dates. The total commitment to the Company under the agreements aggregates $217,000 plus expenses which have a ceiling of approximately $6,000 per month. In addition the controlling stockholders gave 24,960,000 shares (25% of the Company) from their holdings to one employee and 15,000,000 shares to another.

NOTE G ACQUISITION OF AUSTRALIAN WINERY AND VINEYARD

      On September 13, 2004, Atlantic Wine Agencies, Inc. entered into an agreement to issue 20,000,000 shares of its common stock to the stockholders of Dominion Wines, Ltd. and Dominion estates Pty., Ltd. in exchange for all of the issued and outstanding shares of each of those entities. Additionally, the Company agreed to make payments of $2,508,962 to National Australian Bank to settle a loan facility held by Dominion Wines, Ltd. to advance Dominion wines $179,038 for working capital, and assume a $3,265,110 loan held by the Commonwealth Bank of Australia. The Company also canceled 20,000,000 shares of its common stock which were held by certain stockholders.

                          Atlantic Wine Agencies, Inc.
                          (A Development Stage Company)
                                and Subsidiaries

             Notes to Consolidated Financial Statements (Continued)
                                 April 30, 2004

NOTE G ACQUISITION OF AUSTRALIAN WINERY AND VINEYARD

      Because the Company is currently in the process of completing its acquisition audit and obtaining asset valuations, the effect of this transaction has not been included in the Company's pro-forma financial statement as at April 30, 2004. Preliminary and unaudited financial data is presented below:

        Balance Sheet:
         Current assets                                              $ 3,771,605
         Fixed assets, net                                            11,623,064
         Trademarks                                                       37,566
                                                                     -----------
                Total Assets                                          15,432,235
        Less: current liabilities
         Bank debt                                                     5,953,110
         Other liabilities                                             1,904,246
                                                                     -----------

                Net Assets                                           $ 7,574,879
                                                                     ===========

      Preliminary and unaudited operating data for the year ended June 30, 2004 is as follows:

        Total revenue                                                 $3,728,564
        Cash and expenses:
         Costs of goods sold                                           2,419,478
         General and administrative expense                            1,280,479
                                                                      ----------
                Total Expense                                          3,699,957

         Net Income                                                   $   28,607
                                                                      ==========

                          NEW HEIGHTS 560 HOLDINGS, LLC

                          AUDITED FINANCIAL STATEMENTS

                                 APRIL 30, 2004

CONTENTS
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                   Page 1

Consolidated Balance Sheet                                                     2

Consolidated Statement of Operations                                           3

Consolidated Statement of Stockholders' Equity                                 4

Consolidated Statement of Cash Flows                                           5

Notes to Consolidated Financial Statements                                     6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748

             Report of Independent Registered Public Accounting firm

Board of Directors
New Heights 560 Holdings, LLC and Subsidiaries
London, United Kingdom

We have audited the accompanying consolidated balance sheet of New Heights 560 Holdings, LLC and Subsidiaries as of April 30, 2004 and the related consolidated statements of operations, changes in member equity and its cash flows for the two months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Heights 560 Holdings, LLC and Subsidiaries as of April 30, 2004 and the results of its operations and its cash flows for the two months then ended, in conformity with U.S. generally accepted accounting principles.

                                       Meyler & Company, LLC

Middletown, NJ
October 8, 2004

                 New Heights 560 Holdings, LLC and Subsidiaries
                           Consolidated Balance Sheet
                                 April 30, 2004

                                     Assets

Current Assets
   Cash                                                             $   113,086
   Accounts receivable                                                   15,851
   Inventory                                                            227,058
                                                                    -----------
          Total Current Assets                                          355,995

Other Assets
   Property and equipment, net of depreciation                        2,469,829
   Trademark, net of accumulated analyzation of $405                     48,128
                                                                    -----------
                                                                    $ 2,873,952

                         Liabilities and Member's Equity

Current Liabilities                                                 $    16,445
                                                                    -----------
          Total Current Liabilities                                      16,445

Long-Term Debt
   Due to member                                                      2,828,459

Member's Equity
   Capital contributed                                                   50,000
   Accumulated deficit                                                  (21,917)
   Comprehensive income                                                     965
                                                                    -----------
          Total Member's Equity                                          29,048
                                                                    -----------

                                                                    $ 2,873,952
                                                                    ===========

                 See accompanying notes to financial statements.

                 New Heights 560 Holdings, LLC and Subsidiaries
                           Consolidated Balance Sheet
                                 April 30, 2004

                                                                Other        Total
                                  Capital      Accumulated  Comprehensive   Member's
                                Contributed      Deficit       Income        Equity
                                  --------      --------      --------      --------
Balance at March 1, 2004

Capital Contributed               $ 50,000            ~~            ~~      $ 50,000

Net loss for the two months
   ended April 30, 2004                 ~~      $(21,917)     $    965       (20,952)
                                  --------      --------      --------      --------

Balance at April 30, 2004         $ 50,000      $(21,917)     $    965      $ 29,048
                                  ========      ========      ========      ========

                See accompanying notes to financial statements.

                 New Heights 560 Holdings, LLC and Subsidiaries
                           Consolidated Balance Sheet
                                 April 30, 2004

Net Sales                                                              $ 27,843

Costs and Expenses
   Cost of sales                                                          7,314
   Selling, general and administrative                                   41,127
   Depreciation and amortization                                          1,311
                                                                       --------
          Total Costs and Expenses                                       49,752
                                                                       --------

Net Operating Loss                                                      (21,909)
                                                                       --------

Other Expense
   Interest expense                                                          (8)
                                                                       --------
          Net Other Expense                                                  (8)
                                                                       --------

Net Loss                                                               $(21,917)
                                                                       ========

                See accompanying notes to financial statements.

                 New Heights 560 Holdings, LLC and Subsidiaries
                           Consolidated Balance Sheet
                                 April 30, 2004

Cash Flows From Operating Activities
   Net loss                                                         $   (21,917)
   Adjustments to reconcile net loss to
     cash flows used in operating activities:
       Depreciation and amortization                                      1,311
       Increase in accounts receivable                                  (15,851)
       Increase in inventory                                           (227,058)
       Increase in accrued expenses                                      16,445
                                                                    -----------

          Net Cash Flows Used in Operating Activities                  (247,070)
                                                                    -----------

Cash Flows From Investing Activities
   Cash paid for property and equipment                              (2,471,140)
                                                                    -----------
          Net Cash Flows Used in Operating Activities                (2,471,140)
                                                                    -----------

Cash Flows From Financing Activities
   Advances from member                                               2,780,331
   Capital contributions                                                 50,000
                                                                    -----------
          Cash Flows Provided by Financing Activities                 2,830,331
                                                                    -----------

Effect of Exchange Rate Changes on Cash                                     965
                                                                    -----------

Increase in cash                                                        113,086

Cash, Beginning of Period
                                                                    -----------

Cash, End of Period                                                 $   113,086
                                                                    ===========

Cash Paid for Interest                                              $         8
                                                                    ===========

                See accompanying notes to financial statements.

                 New Heights 560 Holdings, LLC and Subsidiaries
                   Notes to Consolidated Financial Statements
                                 April 30, 2004

NOTE A      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Nature of Business

            New Heights 560 Holdings, LLC ("Company") was organized as a limited liability company in the Cayman Islands on December 15, 2003. The Company through its wholly owned subsidiaries Mount Rosier Estate (Proprietary) Limited and Mount Rosier Properties (PTY) LTD owns and operates a vineyard and winery in South Africa.

            The financial statements include only the income and expenses of the Company and its subsidiaries.

            Foreign Currency Translation

            The Company considered the South African Ranch to be its functional currency. Assets and liabilities were translated into US dollars at the period-end exchange rates. Statement of operations amounts were translated using the average rate during the period. Gains and losses resulting from translating foreign currency financial statements were accumulated in other comprehensive income, a separate component of member's equity.

            Cash Equivalents

            For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less. There were no cash equivalents in 2003 or for the six months ended June 30, 2004.

            Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            Property and Equipment and Depreciation

            Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations. The Company depreciates the furniture, fixtures, and equipment over three to six years.

            Inventory

            Inventory is valued at the lower of cost or market on the average cost method.

            Revenue Recognition

            Revenue from the sale of goods is recognized when the product is shipped.

                 New Heights 560 Holdings, LLC and Subsidiaries
                   Notes to Consolidated Financial Statements
                                 April 30, 2004

NOTE A      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Consolidated Financial Statements

            The consolidated financial statements include the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

            Comprehensive Income (Loss)

            SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with a company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. Comprehensive income is accumulated in accumulated other comprehensive income (loss), a separate component of stockholders' equity (deficit.)

            Business Combinations and Goodwill

            In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

            In July 2001, the FASB issued SFAS NO. 142, "Goodwill and Other Intangible Assets", which the Company adopted during 2003. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

            In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

                 New Heights 560 Holdings, LLC and Subsidiaries
                   Notes to Consolidated Financial Statements
                                 April 30, 2004

NOTE A      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Income Taxes

            The Company has elected to be taxed as a partnership and as such is not a taxpaying entity, thus no income tax expense has been recorded in the financial statements. Income from the Company is taxed to the member in its corporate tax return.

NOTE B      INVENTORY

            Inventory at April 30,2004 consists of:

                               Work in process                         $152,270
                               Bottled                                   74,788
                                                                       --------

                                                                       $227,058
                                                                       ========

NOTE C      PROPERTY AND EQUIPMENT

            Property and equipment at April 30, 2004 consists of:

                               Land and buildings                    $2,129,392
                               Vineyards                                302,161
                               Furniture, fixtures and equipment         39,587
                                                                     ----------
                                                                      2,471,140

                               Less: accumulated amortization             1,311
                                                                     ----------

                                                                     $2,469,829
                                                                     ==========

NOTE D      DUE TO MEMBER

            Due to Member represents advances to acquire the Company's subsidiaries. The advances are non-interest bearing and have no stated terms of repayment.